                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                                    THE SINGAPORE FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                            THE SINGAPORE FUND, INC.
                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                                 (800) 933-3440

                                                                  April 13, 1998

Dear Stockholders:

    The Annual Meeting of Stockholders of The Singapore Fund, Inc. (the "Fund") will be held at 9:30 A.M., New York time, on Thursday, June 4, 1998 at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005. A Notice and Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy are enclosed.

    At the Annual Meeting, the stockholders will (i) elect two Class I directors and one Class II director, and (ii) consider the ratification of the selection of Price Waterhouse LLP as independent accountants. In addition, the stockholders who will be present at the Annual Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meeting in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board recommends that the stockholders vote in favor of each of the foregoing matters.

                                          Respectfully,

                                          /s/ Shuichi Komori
                                          Shuichi Komori
                                          CHAIRMAN OF THE BOARD

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE TO INSURE A QUORUM AT THE MEETING.
YOUR VOTE IS IMPORTANT.

                            THE SINGAPORE FUND, INC.
                                   ----------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 4, 1998
                            ------------------------

To the Stockholders of
The Singapore Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Singapore Fund, Inc. (the "Fund") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, June 4, 1998, at 9:30 A.M., New York time, for the following purposes:

    1. To elect two Class I directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2001 and one Class II director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 1999.

    2. To ratify or reject the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending October 31, 1998.

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on March 17, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

    You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. Your vote is important. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By order of the Board of Directors,

                                          Lawrence Jacob
                                          SECRETARY

April 13, 1998

                            THE SINGAPORE FUND, INC.
                                   ----------

                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE SINGAPORE FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, June 4, 1998, at 9:30 A.M., New York time, and at any adjournments thereof.

    This Proxy Statement and the form of proxy are being mailed to stockholders on or about April 13, 1998. Any stockholder giving a proxy in advance of the Annual Meeting has the power to revoke it by mail (addressed to the Secretary, The Singapore Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1997 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE SINGAPORE FUND, INC., C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS, OR BY CALLING (800) 933-3440 OR (201) 915-3020.

    The Board of Directors has fixed the close of business on March 17, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 9,195,287 shares of common stock. To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of March 17, 1998.

    Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of Meeting.

                           (1)  ELECTION OF DIRECTORS

    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the three nominees listed below as directors of the Fund:

          CLASS I                       CLASS II
----------------------------  ----------------------------
      David G. Harmer             Ronnie Teo Heng Hock
      Oren G. Shaffer

to serve for a term expiring on the date upon which the Annual Meeting of Stockholders is held as follows: Class I in the year 2001 and Class II in the year 1999, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

    At their September 4, 1997 meeting, the Board of Directors unanimously elected Mr. Ronnie Teo Heng Hock to fill the vacancy created by the resignation of Mr. James McCarthy, whose resignation was effective as of September 1997. Mr. McCarthy had served as a Class II director and Mr. Teo is therefore standing for election as a Class II director. At their December 4, 1997 meeting, the Board of Directors elected Mr. Shaffer to fill the vacancy created by the death of Mr. Frederick W. Zuckerman in September 1997. Mr. Zuckerman had served as a Class I director and Mr. Shaffer is therefore standing for election as a Class I director. Although the term of the Fund's Class II directors does not expire until the date on which the Annual Meeting of Stockholders is held in the year 1999, Maryland law and the Fund's By-laws require a director, regardless of Class, who is elected by the Board of Directors to fill a vacancy to stand for election at the next Annual Meeting of Stockholders.

INFORMATION CONCERNING NOMINEE AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of the Fund, as well as the other current directors of the Fund. Each of the nominees is now a director of the Fund and has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected.

NOMINEES

                                        PRESENT OFFICE WITH THE FUND, IF ANY,
                                                 PRINCIPAL OCCUPATION                                 SHARES
                                              OR EMPLOYMENT DURING PAST                            BENEFICIALLY
                                                    FIVE YEARS AND                                     OWNED        PERCENT
     NAME (AGE) AND ADDRESS                        DIRECTORSHIPS IN                   DIRECTOR     FEBRUARY 28,       OF
     OF NOMINEES/DIRECTORS                     PUBLICLY HELD COMPANIES                 SINCE          1998(+)        CLASS
--------------------------------  --------------------------------------------------  --------   -----------------  -------
     David G. Harmer (54)         President, Jetway Systems Inc, since January 1997;    1996           1,000         **
     1805 West - 2550 South       Vice President and Chief Financial Officer, Armco
     Ogden, UT 84401              Inc., from April 1993 to December 1996; Vice
                                  President and Corporate Controller, FMC
                                  Corporation, from 1987 to 1993; Director, The
                                  Japan Equity Fund, Inc., since 1996.

                                        PRESENT OFFICE WITH THE FUND, IF ANY,
                                                 PRINCIPAL OCCUPATION                                 SHARES
                                              OR EMPLOYMENT DURING PAST                            BENEFICIALLY
                                                    FIVE YEARS AND                                     OWNED        PERCENT
     NAME (AGE) AND ADDRESS                        DIRECTORSHIPS IN                   DIRECTOR     FEBRUARY 28,       OF
     OF NOMINEES/DIRECTORS                     PUBLICLY HELD COMPANIES                 SINCE          1998(+)        CLASS
--------------------------------  --------------------------------------------------  --------   -----------------  -------
     Oren G. Shaffer (55)         Executive Vice President and Chief Financial          1997           None          --
     30 S. Wacker Drive,          Officer of Ameritech Corporation, since 1994;
     38th Floor                   President and Director of Virgo Cap Inc., from
     Chicago, IL 60606            1992 to 1994; Executive Vice President, Chief
                                  Financial Officer and Director, The Goodyear Tire
                                  and Rubber Company, from 1984 to 1992: Director,
                                  Sunshine Mining since 1992; Director, Hygenic
                                  Corporation since 1993; Director, The Taiwan
                                  Equity Fund, Inc., since 1994.

*    Ronnie Teo Heng              President of the Fund, since 1997; Executive          1997           None          --
     Hock (49)                    Director, DBS Asset Management Ltd., since July
     24 Raffles Place             1996; General Manager, DBS Finance Ltd., from June
     #10-00, Clifford Centre      1994 to June 1996; Director, Finad Services Pte.
     Singapore 048621             Ltd., from 1992 to May 1994.

OTHER CURRENT DIRECTORS
*    Shuichi Komori (54)          Chairman of the Board of the Fund, since 1995;        1995           None          --
     Financial Square             Chairman, since 1994, The Taiwan Equity Fund,
     32 Old Slip, 14th Floor      Inc.; Chairman, since 1994, The Thai Capital Fund,
     New York, NY 10005           Inc.; Chairman and Chief Executive Officer, Daiwa
                                  Securities America Inc., since 1994; Director,
                                  Daiwa Securities Co. Ltd., since 1991.

                                        PRESENT OFFICE WITH THE FUND, IF ANY,
                                                 PRINCIPAL OCCUPATION                                 SHARES
                                              OR EMPLOYMENT DURING PAST                            BENEFICIALLY
                                                    FIVE YEARS AND                                     OWNED        PERCENT
     NAME (AGE) AND ADDRESS                        DIRECTORSHIPS IN                   DIRECTOR     FEBRUARY 28,       OF
     OF NOMINEES/DIRECTORS                     PUBLICLY HELD COMPANIES                 SINCE          1998(+)        CLASS
--------------------------------  --------------------------------------------------  --------   -----------------  -------
     Alfred C. Morley (71)        Financial Consultant, since 1991; Senior Director,    1990           4,103         **
     119 Falcon Drive             Old Dominion Capital Management, since 1991;
     Charlottesville, VA 22901    Senior Adviser, since 1990, Financial Analysts
                                  Federation; Senior Adviser, since 1990, Institute
                                  of Chartered Financial Analysts; Director, The
                                  Thai Capital Fund, Inc., since 1990.

------------------------
 + The information as to beneficial ownership is based on statements furnished to the Fund by the nominee and directors.

 * Directors and nominees so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager, DBS Asset Management (United States) Pte. Ltd. (the "Investment Manager") or the Fund's investment adviser, Daiwa International Capital Management (Singapore) Limited (the "Investment Adviser"). Mr. Teo is deemed an interested person because of his affiliation with the Investment Manager, or because he is an officer of the Fund, or both. Mr. Komori is deemed an interested person because of his affiliation with Daiwa Securities America Inc., an affiliate of the Investment Adviser, or because he is an officer of the Fund, or both.

**  Represented less than 1% of the outstanding shares at February 28, 1998.

    The Fund's Board of Directors held four regular meetings during the fiscal year ended October 31, 1997. Each incumbent director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors.

    The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Shaffer, Harmer and Morley. The Audit Committee met twice during the fiscal year ended October 31, 1997. All of the incumbent members of the Committee attended the meetings held during the fiscal year. The Fund has neither a compensation nor a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUND

    Mr. Komori (age 54) has been Chairman of the Board of the Fund since June 1995 (see information provided above).

    Mr. Teo (age 49) has been President of the Fund since September 1997 (see information provided above).

    Daniel F. Barry (age 51), Vice President of the Fund since June 1992, was also Treasurer of the Fund from September 1991 to September 1994 and has been Senior Vice President of Daiwa Securities Trust Company ("DSTC"), the Fund's Administrator and Custodian, since June 1993. From June 1990 to June 1993, he was Vice President, Mutual Fund Administration of DSTC.

    Lawrence Jacob (age 53), Secretary of the Fund since July 1990, has been Senior Vice President since November 1985, and Assistant Secretary since February 1986, of Daiwa Securities America Inc.

    Edward J. Grace (age 51), Treasurer of the Fund since September 1994, was Assistant Treasurer of the Fund from July 1990 to September 1994, has been a Vice President of DSTC since December 1992 and Assistant Vice President of DSTC from November 1989 to December 1992.

    Laurence E. Cranch (age 51), Assistant Secretary of the Fund since July 1990, has been a partner in the law firm of Rogers & Wells LLP since 1980.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate fee remuneration for directors not affiliated with the Investment Manager or the Investment Adviser was U.S. $27,183 during the fiscal year ended October 31, 1997. Each such non-affiliated director currently receives fees, paid by the Fund, of U.S. $750 for each directors' meeting attended in person or by telephone, U.S. $600 for each audit committee meeting attended in person or by telephone and an annual fee of U.S. $5,000. The officers and interested directors of the Fund received no compensation from the Fund.

    DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Fund, receives administration and custodian fees.

    Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its directors during the fiscal year ended October 31, 1997, as well as the total fee compensation paid to each director of the Fund by the Fund and by other investment companies advised by the Investment Manager, the Investment Adviser or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years:

                                             PENSION OR            TOTAL
                                             RETIREMENT      COMPENSATION FROM
                            AGGREGATE     BENEFITS ACCRUED     FUND AND FUND
                           COMPENSATION      AS PART OF       COMPLEX PAID TO
     NAME OF DIRECTOR       FROM FUND      FUND EXPENSES         DIRECTORS
-------------------------  ------------   ----------------   -----------------
Shuichi Komori+*            $       0           None            $        0
Ronnie Teo Heng Hock+               0           None                     0
James McCarthy+                     0           None                     0
David G Harmer*                 9,200           None                 9,200
Alfred C. Morley*               9,200           None                18,198
Oren G. Shaffer++*                  0           None                 9,200
Frederick W. Zuckerman++        8,783           None                17,566

------------------------
 + Mr. Teo and his predecessor, Mr. McCarthy, who are both affiliated with the Investment Manager, and Mr. Komori, who is affiliated with the Investment Adviser, are considered "interested persons" of the Fund and do not receive any fee compensation from the Fund for their services as directors. Mr. Teo was elected to the Board of Directors in September 1997 to replace Mr. McCarthy, who resigned.

++ Mr. Shaffer was elected to the Board of Directors in December 1997 to fill the vacancy resulting from the death of Mr. Zuckerman in September 1997.

 * Also serves or served as a director of other investment companies for which an affiliate of the Investment Adviser serves as investment manager or investment adviser.

     (2)  RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    At a meeting to be held on June 4, 1998, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), will consider the selection of Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 1998, subject to stockholder approval. The Fund knows of no direct financial interest or material indirect financial interest of that firm in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

    This selection of independent accountants is subject to the ratification or rejection of the Fund's stockholders at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of DSTC. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The fee for such services is estimated at U.S. $3,500, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    It is important that you promptly submit your vote as a stockholder of the Fund. In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by June 4, 1998, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the 1999 meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not later than December 10, 1998.

    The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at a meeting of stockholders must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

                                          By order of the Board of Directors,

                                          Lawrence Jacob
                                          SECRETARY

One Evertrust Plaza
Jersey City, New Jersey 07302
April 13, 1998

                                                                SKU# SGFCM-PS-98

                            THE SINGAPORE FUND, INC.
                       C/O DAIWA SECURITIES TRUST COMPANY
                ONE EVERTRUST PLAZA, JERSEY CITY, NEW JERSEY 07802


            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 4, 1998



The undersigned stockholder of The Singapore Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Lawrence Jacob and Edward J. Grace, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 4, 1998 at 9:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.


The shares represented by this proxy will be voted in accordance with instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 and 2 as set forth in this proxy and, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned with respect to such shares. The undersigned acknowledges receipt of the Proxy Statement dated April 13, 1998.


  --------------------------------------------------------------------------
      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
                   THE ENCLOSED POSTAGE-PAID ENVELOPE.
  --------------------------------------------------------------------------


Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should indicate his or her title.


-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------





                            THE SINGAPORE FUND, INC.
                       C/O DAIWA SECURITIES TRUST COMPANY
                ONE EVERTRUST PLAZA, JERSEY CITY, NEW JERSEY 07802

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 4, 1998


The undersigned stockholder of The Singapore Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Lawrence Jacob and Edward J. Grace, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 4, 1998 at 9:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.


The shares represented by this proxy will be voted in accordance with instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 and 2 as set forth in this proxy and, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned with respect to such shares. The undersigned acknowledges receipt of the Proxy Statement dated April 13, 1998.


  --------------------------------------------------------------------------
      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
                   THE ENCLOSED POSTAGE-PAID ENVELOPE.
  --------------------------------------------------------------------------


Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should indicate his or her title.


-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------

     PLEASE MARK VOTES
/X/  AS IN THIS EXAMPLE


                             1. Election of two Class I directors to
-------------------------       serve for a term expiring on the date on
 THE SINGAPORE FUND INC.        which the Annual Meeting of Stockholders
-------------------------       is held in the year 2001, and the election
                                of one Class II director to serve for a term expiring on the date on which the Annual
                                Meeting of Stockholders is held in the year
                                1999.



Mark box at right if an
address change or          / /
comment has been noted
on the reverse side of
this card.


                                                                 With-  For All
                                          Class I:         For   hold   Except
                                      David G. Harmer
                                       Oren G. Shaffer      / /    / /    / /

                                         Class II:
                                        Ronnie Teo
                                         Heng Hock


                                   NOTE: If you do not wish your shares voted
                                   "For" a particular nominee, mark the "For
                                   All Except" box and strike a line through the name of the nominee in the list above.

                                                           For  Against Abstain
                                2. The ratification of
                                   the selection of Price  / /    / /    / /
                                   Waterhouse  LLP as
                                   independent accountants
                                   of the Fund for its
                                   fiscal year ending
                                   December 31, 1998.


Please be sure to sign and
date this Proxy.      Date -----------




                                                RECORD DATE SHARES:


-- Stockholder sign here -------- Co-owner sign here -------------





     PLEASE MARK VOTES
/X/  AS IN THIS EXAMPLE

                             1. Election of two Class I directors to
-------------------------       serve for a term expiring on the date on
 THE SINGAPORE FUND INC.        which the Annual Meeting of Stockholders
-------------------------       is held in the year 2001, and the election
                                of one Class II director to serve for a term expiring on the date on which the Annual
                                Meeting of Stockholders is held in the year
                                1999.


Mark box at right if an
address change or          / /
comment has been noted
on the reverse side of
this card.


                                                                 With-  For All
                                          Class I:         For   hold   Except
                                      David G. Harmer
                                       Oren G. Shaffer      / /    / /    / /

                                         Class II:
                                        Ronnie Teo
                                         Heng Hock

                                   NOTE: If you do not wish your shares voted
                                   "For" a particular nominee, mark the "For
                                   All Except" box and strike a line through the name of the nominee in the list above.


                                                           For  Against Abstain
                                2. The ratification of
                                   the selection of Price  / /    / /    / /
                                   Waterhouse  LLP as
                                   independent accountants
                                   of the Fund for its
                                   fiscal year ending
                                   December 31, 1998.


Please be sure to sign and
date this Proxy.      Date -----------




                                                RECORD DATE SHARES:


-- Stockholder sign here -------- Co-owner sign here -------------